UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 5, 2023
ZIONS BANCORPORATION, NATIONAL ASSOCIATION
(Exact name of registrant as specified in its charter)

United States of America	001-12307	87-0189025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One South Main,	Salt Lake City,	Utah	84133
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (801) 844-7637

(Former name or former address, if changed since last report.)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	ZION	The NASDAQ Stock Market, LLC
Depositary Shares each representing a 1/40th ownership interest in a share of:
Series A Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZIONP	The NASDAQ Stock Market, LLC
Series G Fixed/Floating-Rate Non-Cumulative Perpetual Preferred Stock	ZIONO	The NASDAQ Stock Market, LLC
6.95% Fixed-to-Floating Rate Subordinated Notes due September 15, 2028	ZIONL	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

Zions Bancorporation, National Association (the “Bank”) held its Annual Meeting of Shareholders on May 5, 2023. At the meeting, shareholders elected 11 directors for a term of one year; ratified the appointment of Ernst & Young LLP as the Bank’s independent auditor for 2023; and approved, on a nonbinding advisory basis, the 2022 compensation paid to the Bank’s executive officers.

The results were as follows:

1.Election of 11 director nominees for a one-year term.

Directors	Votes For	Votes Against	Abstentions
Maria Contereras-Sweet	114,919,720	1,750,034	172,364
Gary L. Crittenden	114,563,871	2,113,709	164,538
Suren K. Gupta	115,445,846	1,219,679	176,593
Claire A. Huang	114,333,516	2,338,864	169,738
Vivian S. Lee	113,076,850	3,595,254	170,014
Scott J. McLean	114,351,200	2,374,880	116,038
Edward F. Murphy	114,828,559	1,842,776	170,783
Stephen D. Quinn	106,545,313	10,136,901	159,904
Harris H. Simmons	109,626,809	7,092,438	122,871
Aaron B. Skonnard	115,018,434	1,652,740	170,944
Barbara A. Yastine	113,968,432	2,723,878	149,808

2.Ratification of the appointment of Ernst & Young LLP as the Bank’s Independent Registered Public Accounting Firm to audit the Bank’s financial statements for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions
124,557,871	3,330,567	118,570

3.Approval, on a nonbinding advisory basis, of the compensation paid to the Bank’s named executive officers with respect to the fiscal year ended December 31, 2022.

Votes For	Votes Against	Abstentions
94,861,493	21,691,089	289,536
.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION, N.A.

Date: May 9, 2023	By: /s/ THOMAS E. LAURSEN
Name: Thomas E. Laursen
Title: Executive Vice President and
General Counsel